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                                                                   Exhibit 10(b)


               Consent of Ernst & Young LLP, Independent Auditors


We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated April 4, 1997, in Post Effective Amendment No. 4 to the Registration Statement (Form N-4 No. 33-89028) and related Statement of Additional Information of IL Annuity and Insurance Co. Separate Account 1 dated April 28, 1997.




                                                               Ernst & Young LLP




April 25, 1997